                                                                    EXHIBIT 99.6

CASE NAME:       DCM DELAWARE, INC.                                ACCRUAL BASIS

CASE NUMBER:     401-40787-BJH-11

JUDGE:           BARBARA J. HOUSER


                         UNITED STATES BANKRUPTCY COURT

                           NORTHERN DISTRICT OF TEXAS
                           --------             -----

                               FORT WORTH DIVISION
                               ----------

                            MONTHLY OPERATING REPORT

                         MONTH ENDING: JANUARY 31, 2002
                                       ----------------


IN ACCORDANCE WITH TITLE 28, SECTION 1746, OF THE UNITED STATES CODE, I DECLARE UNDER PENALTY OF PERJURY THAT I HAVE EXAMINED THE FOLLOWING MONTHLY OPERATING REPORT (ACCRUAL BASIS - 1 THROUGH ACCRUAL BASIS - 7) AND THE ACCOMPANYING ATTACHMENTS AND, TO THE BEST OF MY KNOWLEDGE, THESE DOCUMENTS ARE TRUE, CORRECT AND COMPLETE. DECLARATION OF THE PREPARER (OTHER THAN RESPONSIBLE PARTY): IS BASED ON ALL INFORMATION OF WHICH PREPARER HAS ANY KNOWLEDGE.

RESPONSIBLE PARTY:

/s/ Wilford W. Simpson                                    TREASURER
---------------------------------------         ----------------------------
Original Signature of Responsible Party                     Title

WILFORD W. SIMPSON                                      MARCH 7, 2002
---------------------------------------         ----------------------------
Printed Name of Responsible Party                           Date


PREPARER:

/s/ Dennis S. Faulkner                              ACCOUNTANT FOR DEBTOR
---------------------------------------         ----------------------------
Original Signature of Preparer                              Title

DENNIS S. FAULKNER                                      MARCH 7, 2002
---------------------------------------         ----------------------------
Printed Name of Preparer                                    Date

CASE NAME:       DCM DELAWARE, INC.                            ACCRUAL BASIS - 1

CASE NUMBER:     401-40787-BJH-11

COMPARATIVE BALANCE SHEET


                                                                          SCHEDULED           MONTH
ASSETS                                                                     AMOUNT             JAN-02          MONTH       MONTH
------                                                                   -----------       -------------      ------      -----
1.  Unrestricted Cash
2.  Restricted Cash
3.  Total Cash                                                                     0                   0
4.  Accounts Receivable (Net)
5.  Inventory
6.  Notes Receivable
7.  Prepaid Expenses
8.  Other (Attach List)
9.  Total Current Assets                                                           0                   0
10. Property, Plant & Equipment
11. Less: Accumulated Depreciation/Depletion
12. Net Property, Plant & Equipment                                                0                   0
13. Due From Insiders
14. Other Assets - Net of Amortization (Attach List)                               0                   0
15. Other (Attach List)                                                            0                   0
16. Total Assets                                                                   0                   0

POST PETITION LIABILITIES

17. Accounts Payable                                                                                 393
18. Taxes Payable
19. Notes Payable
20. Professional Fees
21. Secured Debt
22. Other (Attach List)
23. Total Post Petition Liabilities                                                                  393

PRE PETITION LIABILITIES

24. Secured Debt (Footnote)                                               75,885,064          13,509,318
25. Priority Debt
26. Unsecured Debt
27. Other (Attach List)                                                  128,928,814         128,930,100
28. Total Pre Petition Liabilities                                       204,813,878         142,439,418
29. Total Liabilities                                                    204,813,878         143,439,811

EQUITY

30. Pre Petition Owners' Equity                                                             (204,813,878)
31. Post Petition Cumulative Profit Or (Loss)                                                     (1,576)
32. Direct Charges To Equity (FOOTNOTE)                                                       62,375,643
33. Total Equity                                                                            (142,439,811)
34. Total Liabilities and Equity                                                                      (0)

This form  x   does     does not have related footnotes on Footnotes Supplement.
          ---       ---

CASE NAME:       DCM DELAWARE, INC.                             SUPPLEMENT TO

CASE NUMBER:     401-40787-BJH-11                              ACCRUAL BASIS - 1


COMPARATIVE BALANCE SHEET


                                                                SCHEDULED          MONTH
ASSETS                                                           AMOUNT            JAN-02            MONTH         MONTH
------                                                         -----------       -----------         -----         -----

A.
B.
C.
D.
E.

TOTAL OTHER ASSETS -  LINE 8                                             0                 0

A.
B.
C.
D.
E.

TOTAL OTHER ASSETS NET OF
AMORTIZATION -  LINE 14                                                  0                 0

A.
B.
C.
D.
E.

TOTAL OTHER ASSETS -  LINE 15                                            0                 0

POST PETITION LIABILITIES

A.
B.
C.
D.
E.

TOTAL OTHER POST PETITION
LIABILITIES -  LINE 22                                                                     0

PRE PETITION LIABILITIES

A.  Interco. Payables (FOOTNOTE)                                   428,814           430,100
B.  10 3/8% Senior Sub. Notes                                  105,000,000       105,000,000
C.  Sr. Sub Exchangeable Notes                                  23,500,000        23,500,000
D.
E.

TOTAL OTHER PRE PETITION
LIABILITIES -  LINE 27                                         128,928,814       128,930,100

CASE NAME:       DCM DELAWARE, INC.                            ACCRUAL BASIS - 2

CASE NUMBER:     401-40787-BJH-11




INCOME STATEMENT
                                                           MONTH                                      QUARTER
REVENUES                                                   JAN-02          MONTH         MONTH         TOTAL
--------                                                 ----------        -----         -----        --------
1.  Gross Revenues                                                                                           0
2.  Less: Returns & Discounts                                                                                0
3.  Net Revenue                                                   0                                          0

COST OF GOODS SOLD

4.  Material                                                                                                 0
5.  Direct Labor                                                                                             0
6.  Direct Overhead                                                                                          0
7.  Total Cost Of Goods Sold                                      0                                          0
8.  Gross Profit                                                  0                                          0

OPERATING EXPENSES

9.  Officer / Insider Compensation                                                                           0
10. Selling & Marketing                                                                                      0
11. General & Administrative                                                                                 0
12. Rent & Lease                                                  0                                          0
13. Other (Attach List)                                                                                      0
14. Total Operating Expenses                                      0                                          0
15. Income Before Non-Operating
    Income & Expense                                              0                                          0

OTHER INCOME & EXPENSES

16. Non-Operating Income (Att List)                                                                          0
17. Non-Operating Expense (Att List)                                                                         0
18. Interest Expense                                                                                         0
19. Depreciation / Depletion                                                                                 0
20. Amortization                                                                                             0
21. Other (Attach List)                                                                                      0
22. Net Other Income & Expenses                                  0                                           0

REORGANIZATION EXPENSES

23. Professional Fees                                                                                        0
24. U.S. Trustee Fees                                                                                        0
25. Other (Attach List)                                                                                      0
26. Total Reorganization Expenses                                0                                           0
27. Income Tax                                                                                               0
28. Net Profit (Loss)                                            0                                           0


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


CASE NAME:       DCM DELAWARE, INC.                            ACCRUAL BASIS - 3

CASE NUMBER:     401-40787-BJH-11



CASH RECEIPTS AND                                           MONTH                                      QUARTER
DISBURSEMENTS                                               JAN-02         MONTH         MONTH          TOTAL
-------------                                               ------         -----         -----         -------
1.  Cash - Beginning Of Month                                                                                0

RECEIPTS FROM OPERATIONS

2.  Cash Sales                                                                                               0

COLLECTION OF ACCOUNTS RECEIVABLE

3.  Pre Petition                                                                                             0
4.  Post Petition                                                                                            0
5.  Total Operating Receipts                                     0                                           0

NON-OPERATING RECEIPTS

6.  Loans & Advances (Attach List)                                                                           0
7.  Sale of Assets                                                                                           0
8.  Other (Attach List)                                                                                      0
9.  Total Non-Operating Receipts                                 0                                           0
10. Total Receipts                                               0                                           0
11. Total Cash Available                                         0                                           0

OPERATING DISBURSEMENTS

12. Net Payroll                                                                                              0
13. Payroll Taxes Paid                                                                                       0
14. Sales, Use & Other Taxes Paid                                                                            0
15. Secured / Rental / Leases                                                                                0
16. Utilities                                                                                                0
17. Insurance                                                                                                0
18. Inventory Purchases                                                                                      0
19. Vehicle Expenses                                                                                         0
20. Travel                                                                                                   0
21. Entertainment                                                                                            0
22. Repairs & Maintenance                                                                                    0
23. Supplies                                                                                                 0
24. Advertising                                                                                              0
25. Other (Attach List)                                                                                      0
26. Total Operating Disbursements                                0                                           0

REORGANIZATION DISBURSEMENTS

27. Professional Fees                                                                                        0
28. U.S. Trustee Fees                                                                                        0
29. Other (Attach List)                                                                                      0
30. Total Reorganization Expenses                                0                                           0
31. Total Disbursements                                          0                                           0
32. Net Cash Flow                                                0                                           0
33. Cash - End of Month                                          0                                           0


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

CASE NAME:       DCM DELAWARE, INC.                            ACCRUAL BASIS - 4

CASE NUMBER:     401-40787-BJH-11


                                          SCHEDULED                MONTH
ACCOUNTS RECEIVABLE AGING                  AMOUNT                 JAN-02      MONTH       MONTH
-------------------------                 ---------               ------      -----       -----
1. 0 - 30
2. 31 - 60
3. 61 - 90
4. 91 +
5. Total Accounts Receivable                      0                    0
6. (Amount Considered Uncollectible)
7. Accounts Receivable (Net)                      0                    0


AGING OF POST PETITION                                         MONTH: January-02
TAXES AND PAYABLES                                                    ----------


                          0 - 30          31 - 60        61 - 90        91 +
TAXES PAYABLE              DAYS            DAYS           DAYS          DAYS        TOTAL
-------------             ------          -------        -------        ----        -----
1. Federal                                                                              0
2. State                                                                                0
3. Local                                                                                0
4. Other (Attach List)                                                                  0
5. Total Taxes Payable        0                 0              0           0            0
6. Accounts Payable           0                 0              0         393          393


                                                               MONTH: January-02
                                                                      ----------
STATUS OF POST PETITION TAXES

                                 BEGINNING TAX        AMOUNT WITHHELD                            ENDING TAX
FEDERAL                           LIABILITY*          AND/OR ACCRUED        (AMOUNT PAID)        LIABILITY
-------                          -------------        ---------------       -------------        ----------
1.  Withholding **                                                                                        0
2.  FICA - Employee **                                                                                    0
3.  FICA - Employer **                                                                                    0
4.  Unemployment                                                                                          0
5.  Income                                                                                                0
6.  Other (Attach List)                                                                                   0
7.  Total Federal Taxes                      0                      0                   0                 0

STATE AND LOCAL

8.  Withholding                                                                                           0
9.  Sales                                                                                                 0
10. Excise                                                                                                0
11. Unemployment                                                                                          0
12. Real Property                                                                                         0
13. Personal Property                                                                                     0
14. Other (Attach List)                                                                                   0
15. Total State And Local                    0                      0                   0                 0
16. Total Taxes                              0                      0                   0                 0

  * The beginning tax liability should represent the liability from the prior month or, if this is the first operating report, the amount should be zero.

 ** Attach photocopies of IRS Form 6123 or your FTD coupon and payment receipt to verify payment of deposit.

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                                      -35-

CASE NAME:       DCM DELAWARE, INC.                            ACCRUAL BASIS - 5

CASE NUMBER:     401-40787-BJH-11

The debtor in possession must complete the reconciliation below for each bank account, including all general, payroll and tax accounts, as well as all savings and investment accounts, money market accounts, certificates of deposit, government obligations, etc. Accounts with restricted funds should be identified by placing an asterisk next to the account number. Attach additional sheets if necessary.

                                                               MONTH: January-02
                                                                      ----------

BANK RECONCILIATIONS                                             Account # 1     Account # 2
--------------------                                             -----------     -----------
A.   BANK:                                                                                     Other Accounts
B.   ACCOUNT NUMBER:                                                                            (Attach List)       TOTAL
C.   PURPOSE (TYPE):
1.   Balance Per Bank Statement                                                                                         0
2.   Add: Total Deposits Not Credited                                                                                   0
3.   Subtract: Outstanding Checks                                                                                       0
4.   Other Reconciling Items                                                                                            0
5.   Month End Balance Per Books                                           0               0                0           0
6.   Number of Last Check Written


INVESTMENT ACCOUNTS

                                                         DATE           TYPE OF
BANK, ACCOUNT NAME & NUMBER                           OF PURCHASE      INSTRUMENT   PURCHASE PRICE  CURRENT VALUE
---------------------------                           -----------      ----------   --------------  -------------
7.

8.

9.

10.  (Attach List)

11.  Total Investments                                                                           0              0

CASH

12.  Currency On Hand                                                                                           0
13.  Total Cash - End of Month                                                                                  0


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


CASE NAME:       DCM DELAWARE, INC.                            ACCRUAL BASIS - 6

CASE NUMBER:     401-40787-BJH-11                              MONTH: January-02
                                                                      ----------
PAYMENTS TO INSIDERS AND PROFESSIONALS

Of the Total Disbursements shown for the month, list the amount paid to Insiders (as defined in Section 101 (31) (A) - (F) of the U.S. Bankruptcy Code) and to Professionals. Also, for payments to Insiders, identify the type of compensation paid (e.g. salary, bonus, commissions, insurance, housing allowance, travel, car allowance, etc.). Attach additional sheets if necessary.


                                    INSIDERS

                                     TYPE OF          AMOUNT      TOTAL PAID
             NAME                    PAYMENT           PAID         TO DATE
             ----                    -------          ------      ---------
1.
2.
3.
4.
5.   (Attach List)
6.   Total Payments To Insiders                            0              0

                                 PROFESSIONALS

                                 DATE OF
                               COURT ORDER                                                   TOTAL
                               AUTHORIZING       AMOUNT       AMOUNT       TOTAL PAID       INCURRED
             NAME                 PAYMENT       APPROVED       PAID          TO DATE        & UNPAID*
             ----              -----------      --------      ------       ----------       ---------
1.
2.
3.
4.
5.   (Attach List)
6.   Total Payments To Professionals                   0           0                0               0

      *  Include all fees incurred, both approved and unapproved

       POST PETITION STATUS OF SECURED NOTES, LEASES PAYABLE AND ADEQUATE
                               PROTECTION PAYMENTS

                                     SCHEDULED        AMOUNTS        TOTAL
                                      MONTHLY          PAID          UNPAID
                                     PAYMENTS         DURING          POST
     NAME OF CREDITOR                  DUE             MONTH        PETITION
     ----------------                ---------        ------       ----------
1.   Bank of America                         0             0       13,509,318
2.
3.
4.
5.   (Attach List)
6.   TOTAL                                   0             0       13,509,318

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

CASE NAME:       DCM DELAWARE, INC.                            ACCRUAL BASIS - 7

CASE NUMBER:     401-40787-BJH-11                              MONTH: January-02
                                                                      ----------
QUESTIONNAIRE


                                                                                 YES        NO
                                                                                 ---        --
1.  Have any Assets been sold or transferred outside the normal course of
    business this reporting period?                                                          X

2.  Have any funds been disbursed from any account other than a debtor in
    possession account?                                                                      X

3.  Are any Post Petition Receivables (accounts, notes, or loans) due from
    related parties?                                                                         X

4.  Have any payments been made on Pre Petition Liabilities this reporting
    period?                                                                                  X

5.  Have any Post Petition Loans been received by the debtor from any party?                 X

6.  Are any Post Petition Payroll Taxes past due?                                            X

7.  Are any Post Petition State or Federal Income Taxes past due?                            X

8.  Are any Post Petition Real Estate Taxes past due?                                        X

9.  Are any other Post Petition Taxes past due?                                              X

10. Are any amounts owed to Post Petition creditors delinquent?                              X

11. Have any Pre Petition Taxes been paid during the reporting period?                       X

12. Are any wage payments past due?                                                          X

If the answer to any of the above questions is "Yes", provide a detailed explanation of each item. Attach additional sheets if necessary.

INSURANCE


                                                                                 YES        NO
                                                                                 ---        --

1.  Are Worker's Compensation, General Liability and other necessary insurance
    coverages in effect?                                                          X

2.     Are all premium payments paid current?                                     X

3.     Please itemize policies below.

If the answer to any of the above questions is "No", or if any policies have been canceled or not renewed during this reporting period, provide an explanation below. Attach additional sheets if necessary.

Debtor has no operations.

                              INSTALLMENT PAYMENTS


    TYPE OF POLICY               CARRIER            PERIOD COVERED        PAYMENT AMOUNT & FREQUENCY
    --------------               -------            --------------        --------------------------
General Liability             Liberty Mutual        9/1/00-3/1/02            Semi-Annual $64,657


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


CASE NAME:       DCM DELAWARE, INC.                         FOOTNOTES SUPPLEMENT

CASE NUMBER:     401-40787-BJH-11                               ACCRUAL BASIS

                                                               MONTH: January-02
                                                                      ----------

ACCRUAL
BASIS
FORM
NUMBER      LINE NUMBER          FOOTNOTE / EXPLANATION
------      -----------          ----------------------
  1             24               The direct charges to equity are due to the
  1             32               secured debt reductions pursuant to sales of
                                 Kevco Manufacturing, L.P.'s operating
                                 divisions, the sale of the South Region of
                                 Kevco Distribution, as well as direct cash
                                 payments. The secured debt owed to Bank of
                                 America by Kevco, Inc. (Case No. 401-
                                 40783-BJH-11) has been guaranteed by all of its
                                 co-debtors (See Footnote 1,27A); therefore, the
                                 secured debt is reflected as a liability on all
                                 of the Kevco entities. The charge to equity is
                                 simply an adjustment to the balance sheet.

  1             27A              Intercompany payables are to co-debtors Kevco
                                 Management Co. (Case No. 401-40788-BJH-11),
                                 Kevco Distribution, LP (Case No. 401-
                                 40789-BJH-11), Kevco Manufacturing, LP (Case
                                 No. 401-40784-BJH-11), Kevco Holding, Inc.
                                 (Case No. 401-40785-BJH-11), Kevco, Inc. (Case
                                 No. 401-40783-BJH-11), Kevco GP, Inc. (Case
                                 No. 401-40786-BJH-11), and Kevco Components,
                                 Inc. (Case No. 401-40790-BJH-11).